                                    PIONEER
                                    -------
                                    BALANCED
                                      FUND



                                   Semiannual
                                     Report

                                    6/30/02

                           [PIONEER INVESTMENTS LOGO]

    TABLE OF CONTENTS
   -----------------------------------------------------------------------------

      Letter from the President                                     1
      Portfolio Summary                                             2
      Performance Update                                            3
      Portfolio Management Discussion                               6
      Schedule of Investments                                       9
      Financial Statements                                         35
      Notes to Financial Statements                                41
      Trustees, Officers and Service Providers                     46
      The Pioneer Family of Mutual Funds                           47
      Retirement Plans from Pioneer                                48
      Programs and Services for Pioneer Shareowners                50

     PIONEER BALANCED FUND
     LETTER FROM THE PRESIDENT 6/30/02

     DEAR SHAREOWNERS,
   -----------------------------------------------------------------------------

     All the negatives that have weighed on the market - weak corporate earnings, high-profile business scandals, and an ambiguous economic outlook
     - have one thing in common: None of them is likely to be permanent. It would also be a mistake to believe that the current run of bad news is somehow unique. In recent years, other headlines have rattled investors - 1987's market meltdown, the Gulf War, currency crises in Asia and Russia, and, of course, September 11. On each occasion, frustrated investors cashed in their holdings, hoping to resume investing in better times. But only hindsight shows us the best times to be in or out of the market.

     As successful professional investors with 74 years of experience caring for our clients' assets through declines and recoveries, we are sure of one thing: Like its predecessors, this downtrend began without the ringing of a bell and will end the same way. So rather than turn our backs when the news is bad, we search for attractive investments every day.

     BE GUIDED BY YOUR NEEDS, NOT BY THE NEWS

     Just like the events I mentioned earlier, today's unsettling headlines may be distant memories by the time you need to pay tuition bills or face the real costs of living in retirement. That's why, like us, you should keep your eyes on the future and not on the evening news.

     Toward that end, your financial advisor can offer needed perspective and useful experience in times of market volatility. Your advisor can keep you focused on your goals and discuss adjustments to your investment program if you aren't comfortable with the choices you made earlier. And if tuition bills and retirement are in fact upon you, all the more reason for working more closely with your financial advisor.

     THE FIRST RETIREMENT PLAN FOR OWNER-ONLY BUSINESSES

     Pioneer has designed a unique retirement program exclusively for one-person businesses. Pioneer Uni-K Plan(SM) is the first-of-its-kind 401(k) plan designed exclusively for owner-only businesses, whether full or part-time. It could be ideal for your retirement planning, especially if you want to maximize contributions. Uni-K also offers other key advantages: you can consolidate your other retirement plan assets into your Uni-K plan, and loans are available. Ask your financial advisor for further details.

     All of us at Pioneer thank you for your continued business.

     Respectfully,

     /s/Daniel T. Geraci
     Daniel T. Geraci
     Pioneer Investment Management, Inc.

     PIONEER BALANCED FUND
     PORTFOLIO SUMMARY 6/30/02

     PORTFOLIO DIVERSIFICATION
   -----------------------------------------------------------------------------
     (As a percentage of total investment portfolio)

U.S. Common Stocks                                                               62.1
U.S. Government Securities                                                       16.6
Temporary Cash Investments                                                       12.4
U.S. Corporate Bonds                                                              7.7
Asset Backed Securities                                                           0.8
Collateralized Mortgage Obligations                                               0.3
International Common Stocks                                                       0.1

     SECTOR DISTRIBUTION
   -----------------------------------------------------------------------------
     (As a percentage of total investment in securities)

Financials                                                                       26.9
Government Obligations                                                           19.6
Consumer Discretionary                                                           10.3
Health Care                                                                       9.2
Information Technology                                                            8.6
Industrials                                                                       8.2
Consumer Staples                                                                  6.6
Energy                                                                            3.6
Telecommunication Services                                                        3.0
Utilities                                                                         2.1
Materials                                                                         1.9

     10 LARGEST HOLDINGS
   -----------------------------------------------------------------------------
     (As a percentage of total investment in securities)

       1.  Federal National Mortgage       1.91%   6.  Federal National Mortgage       1.41%
           Association, 7.0%, 2/1/15                   Association, 5.5%, 2/1/17
       2.  Exxon Mobil Corp.               1.49    7.  Federal National Mortgage       1.14
                                                       Association, 6.0%, 11/1/14
       3.  General Electric Co.            1.46    8.  U.S. Treasury Strip, 0%,        1.13
                                                       11/15/15
       4.  Pfizer, Inc.                    1.42    9.  Government National Mortgage    1.11
                                                       Association, 6.5%, 12/1/13
       5.  Federal National Mortgage       1.41   10.  Citigroup, Inc.                 1.11
           Association, 7.0%, 12/1/31

     Fund holdings will vary for other periods.

     PIONEER BALANCED FUND

--------------------------------------------------------------------------------
     PERFORMANCE UPDATE 6/30/02                               CLASS A SHARES

    SHARE PRICES AND DISTRIBUTIONS
   -----------------------------------------------------------------------------

      NET ASSET VALUE
         PER SHARE            6/30/02     12/31/01
                             $8.68      $9.46

  DISTRIBUTIONS PER SHARE     INCOME     SHORT-TERM      LONG-TERM
   (12/31/01 - 6/30/02)      DIVIDENDS  CAPITAL GAINS  CAPITAL GAINS
                             $0.060     -              -

    INVESTMENT RETURNS
   -----------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Balanced Fund at public offering price, compared to the growth of the Standard & Poor's 500 Index, the Lehman Brothers Aggregate Bond Index and the Russell 3000 Index.

AVERAGE ANNUAL TOTAL RETURNS (As of June 30, 2002)

                                                       NET ASSET   PUBLIC OFFERING
                       PERIOD                            VALUE         PRICE*
1 Year                                                 -10.55%       -14,55%
5 Years                                                   1.11          0.19
10 Years                                                  5.38          4.89

* Reflects deduction of the maximum 4.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.
[CHART]

                                                                 LEHMAN BROTHERS
                                          PIONEER BALANCED        AGGREGATE BOND       STANDARD & POOR'S
                                               FUND*                  INDEX                500 INDEX          RUSSELL 3000 INDEX
                                          ----------------       ---------------       -----------------      ------------------
6/30/1992                                      9550.0                10000.0                10000.0                10000.0
                                              10148.0                10457.3                10832.0                11039.9
                                              11187.0                11476.8                11918.0                12240.8
12/31/1994                                    10705.0                11142.1                12082.0                12264.4
                                              13060.0                13200.5                16606.0                16778.1
                                              14352.0                13679.8                20408.0                20438.6
                                              16350.0                15000.5                27210.0                26934.8
12/31/1998                                    16538.0                16303.5                34970.0                33436.2
                                              17058.0                16169.5                42312.0                40425.3
                                              17976.0                18049.4                38459.0                37409.5
                                              17459.0                19573.5                33906.0                33123.2
6/30/2002                                     16126.0                20315.5                29452.0                29067.3

    The Fund adopted its current name and investment objective on February 3, 1997. Prior to that date, the Fund's name was Pioneer Income Fund and its objective was income from a portfolio of income-producing bonds and stocks.

    The Lehman Brothers Aggregate Bond Index is a widely recognized market value-weighted index composed of the Lehman Brothers Government/Credit, Mortgage-Backed, Asset-Backed and Commercial Mortgage-Based Securities indices. The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indices.

    Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on fund distributions or the redemption of fund shares.

     PIONEER BALANCED FUND
     PERFORMANCE UPDATE 6/30/02                               CLASS B SHARES

    SHARE PRICES AND DISTRIBUTIONS
   -----------------------------------------------------------------------------

      NET ASSET VALUE
         PER SHARE            6/30/02     12/31/01
                             $8.59      $9.36

  DISTRIBUTIONS PER SHARE     INCOME     SHORT-TERM      LONG-TERM
   (12/31/01 - 6/30/02)      DIVIDENDS  CAPITAL GAINS  CAPITAL GAINS
                             $0.020     -              -

    INVESTMENT RETURNS
   -----------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Balanced Fund, compared to the growth of the Standard & Poor's 500 Index, the Lehman Brothers Aggregate Bond Index and the Russell 3000 Index.

AVERAGE ANNUAL TOTAL RETURNS (As of June 30, 2002)

                         PERIOD                           IF HELD   IF REDEEMED*
1 year                                                    -11.32%    -14.85%
5 Years                                                    0.19         0.03
Life-of-Class                                              4.01         4.01
(4/28/95)

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[CHART]

                                                                 LEHMAN BROTHERS
                                          PIONEER BALANCED        AGGREGATE BOND       STANDARD & POOR'S
                                               FUND*                  INDEX                500 INDEX          RUSSELL 3000 INDEX
                                          ----------------       ---------------       -----------------      ------------------
4/95                                          10000.0                10000.0                10000.0                10000.0
                                              11374.0                11123.2                12186.0                12230.4
12/95                                         12400.0                11527.0                14977.0                14898.7
                                              14010.0                12639.9                19968.0                19634.0
                                              14036.0                13737.9                25663.0                24373.3
12/99                                         14350.0                13624.9                31050.0                29648.0
                                              14981.0                15208.9                28223.0                27269.6
                                              14423.0                16493.2                24882.0                24145.1
6/02                                          13266.0                17118.5                21613.0                21188.6

    The Fund adopted its current name and investment objective on February 3, 1997. Prior to that date, the Fund's name was Pioneer Income Fund and its objective was income from a portfolio of income-producing bonds and stocks.

    The Lehman Brothers Aggregate Bond Index is a widely recognized market value-weighted index composed of the Lehman Brothers Government/Credit, Mortgage-Backed, Asset-Backed and Commercial Mortgage-Based Securities indices. The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indices.

    Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on fund distributions or the redemption of fund shares.

    PIONEER BALANCED FUND
     PERFORMANCE UPDATE 6/30/02                               CLASS C SHARES

    SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

      NET ASSET VALUE
         PER SHARE            6/30/02     12/31/01
                             $8.66      $9.44

  DISTRIBUTIONS PER SHARE     INCOME     SHORT-TERM      LONG-TERM
   (12/31/01 - 6/30/02)      DIVIDENDS  CAPITAL GAINS  CAPITAL GAINS
                             $0.020     -              -

    INVESTMENT RETURNS
--------------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Balanced Fund at public offering price, compared to the growth of the Standard & Poor's 500 Index, the Lehman Brothers Aggregate Bond Index and the Russell 3000 Index.

AVERAGE ANNUAL TOTAL RETURNS (As of December 31, 2001)

                                                       NET ASSET   PUBLIC OFFERING
                       PERIOD                            VALUE       PRICE/CDSC*
1 Year                                                 -11.44%        -12.33%
5 Years                                                   0.02          -0.17
Life-of-Class                                             2.21           2.06
(1/31/96)

* Reflects deduction of the 1% sales charge at the beginning of the period and assumes reinvestment of distributions. The 1% contingent deferred sales charge
  (CDSC) applies to redemptions made within one year of purchase.
[CHART]

                                                                 LEHMAN BROTHERS
                                          PIONEER BALANCED        AGGREGATE BOND       STANDARD & POOR'S
                                               FUND*                  INDEX                500 INDEX          RUSSELL 3000 INDEX
                                          ----------------       ---------------       -----------------      ------------------
1/31/96                                        9900.0                10000.0                10000.0                10000.0
12/31/96                                      10708.0                10294.7                11902.0                11838.1
                                              12152.0                11288.6                15868.0                15600.7
                                              12185.0                12269.2                20393.0                19366.3
12/31/99                                      12431.0                12168.3                24675.0                23414.4
                                              12922.0                13583.0                22429.0                21667.7
                                              12390.0                14730.0                19773.0                19185.0
6/30/02                                       11391.0                15288.4                17176.0                16835.9

    The Fund adopted its current name and investment objective on February 3, 1997. Prior to that date, the Fund's name was Pioneer Income Fund and its objective was income from a portfolio of income-producing bonds and stocks.

    The Lehman Brothers Aggregate Bond Index is a widely recognized market value-weighted index composed of the Lehman Brothers Government/Credit, Mortgage-Backed, Asset-Backed and Commercial Mortgage-Based Securities indices. The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indices.

    Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on fund distributions or the redemption of fund shares.

     PIONEER BALANCED FUND
     PORTFOLIO MANAGEMENT DISCUSSION 6/30/02

The following interview is with members of the Quantitative Management Group of Prudential Financial, an investment team with more than 25 years of investment management experience. Day-to-day management of Pioneer Balanced Fund's portfolio is the responsibility of co-managers Michael Lenarcic and John Van Belle. In the following interview, Michael and John explain their management strategy and discuss Fund performance during the six months ended June 30, 2002.

Q:  HOW DID THE FUND PERFORM DURING THE FIRST SIX MONTHS OF 2002?

A: Our large position in equity investments pulled down the Fund's performance. For the six months ended June 30, 2002, Class A Shares of Pioneer Balanced Fund had a total return of -7.64%. Class B and Class C shares had returns of -8.02% and -8.06%, respectively. All returns were at net asset value.

Q:  WHAT WERE THE PRIMARY FACTORS THAT INFLUENCED PERFORMANCE?

A: In the early months of 2002, while returns in both the stock and bond market were negligible, it appeared that the U.S. economy was gaining strength. The environment seemed to provide an excellent backdrop for a strong recovery in equity prices. When equity prices then started to falter early in the second quarter, we saw an opportunity to take advantage of lower stock prices and raised the equity allocation to about 72.5% of Fund assets -- very close to the maximum of our range.

    However, the quarter developed into a period in which investors disregarded economic fundamentals and fled from most classes of stocks and corporate bonds. They lost confidence because of controversies surrounding accounting methods, questions about financial reports from well-known corporations, allegations of executive misconduct and lapses in judgment by boards of directors. Our stock portfolio actually did better than the overall market, as measured by returns of the Standard & Poor's 500 and the Russell 3000 indices, which fell by 13.16% and 12.24%, respectively, during the six months. However, the portfolio's large equity weighting proved to be a detractor from performance, at least in the short term.

Q: WHAT WERE YOUR PRINCIPAL EQUITY STRATEGIES DURING THIS PERIOD, AND HOW DID THEY AFFECT PERFORMANCE?

A: We tended not to make any major decisions emphasizing or de-emphasizing sectors relative to the market indices, although we did modestly overweight health technology, electronic technology and retail stocks while slightly underweighting finance and utilities. The underweight position in banks and finance turned out to be a detriment to performance, even though our banking investments performed well. Financial holdings that helped support
  6

     PIONEER BALANCED FUND

    performance included Astoria Financial, Federated National Mortgage, Washington Mutual and Webster Financial. At the same time, we avoided the worst effects in the slumps in health care and electronic technology stocks. The Fund's performance was only slightly influenced by investments in WorldCom and Tyco.

    In general, while our stock picks tended to do better than the market, the equity portion of the portfolio was adversely affected by the wave of investor skepticism that swept through the stock market. A number of our holdings, for example, fell in value even though they showed healthy earnings growth rates.

Q: WHAT WERE YOUR PRINCIPAL FIXED INCOME STRATEGIES DURING THE PERIOD, AND HOW DID THEY INFLUENCE PERFORMANCE?

A: The fixed income portfolio had positive performance, although it slightly trailed the Lehman Aggregate Bond Index, which returned 3.80% for the six months. The main factors were the portfolio's relative overweight position in corporate securities and underweight in government agency bonds. Corporate bonds fell in value along with stocks in the closing weeks of the period amid widening controversies about corporate accounting and governance problems. In a general flight to quality, yields of higher-quality government and corporate bonds declined, helping lift their prices even as yields of lower-quality securities rose, eroding their prices. Our investments in mortgage-related securities, including commercial securities, supported performance positively, while our overweight position in media and telecommunications industry bonds detracted from returns. The Fund generally does not invest in lower-rated, below-investment grade corporate bonds. During the period, these bonds were among the poorest performing in the fixed income market.

    Throughout the six months, we kept the portfolio's duration -- or sensitivity to interest-rate changes -- about even with that of the Lehman Brothers Aggregate Bond Index.

Q:  WHAT IS YOUR OUTLOOK FOR THE FIXED INCOME MARKET?

A: We think that eventually the difference between short-term and long-term yields will narrow -- the yield curve will flatten -- as short-term rates start to rise with recognition that the economy is on a path to recovery. We believe that as investors focus on news of a strengthening economy, corporate bonds should begin to outperform government securities. As a result, we expect to remain overweight in investment-grade, corporate securities in order to take advantage of potentially improving business conditions. At the same time, we

     PIONEER BALANCED FUND
     PORTFOLIO MANAGEMENT DISCUSSION 6/30/02 (CONTINUED)

    intend to remain neutral to the Lehman Index in duration, or sensitivity to interest rate changes, to mute the effects of fluctuations.

Q:  WHAT IS YOUR OUTLOOK FOR THE EQUITY MARKET?

A: We believe the economy is expanding. Gross domestic product is projected to grow throughout 2002 and corporate earnings are improving gradually.

    We believe that investor sentiment will be the primary factor influencing the performance of stocks. The key unanswered question is when will good news about the economy and corporate profits overcome investor anxieties stoked by accounting scandals and incidents of corporate misconduct. Stock prices have fallen significantly and we believe that all the preconditions for an economic resurgence and market rebound are in place. We believe equity prices are very cheap and we expect to remain overweight in stocks, despite the near-term pessimism and uncertainty of investors.

     PIONEER BALANCED FUND
     SCHEDULE OF INVESTMENTS 6/30/02 (UNAUDITED)

PRINCIPAL
 AMOUNT                                                                      VALUE
            CONVERTIBLE CORPORATE BONDS - 0.0%
            TELECOMMUNICATION SERVICES - 0.0%
            WIRELESS TELECOMMUNICATION SERVICES - 0.0%
 $60,000    Vodafone Group Plc, 7.75%, 2/15/10
                                                                          $     63,796
                                                                          ------------
            TOTAL CONVERTIBLE CORPORATE BONDS
            (Cost $66,665)                                                $     63,796
                                                                          ------------

 SHARES
            COMMON STOCKS - 62.2%
            ENERGY - 3.4%
            OIL & GAS EQUIPMENT & SERVICES - 0.0%
     400    SEMCO Energy, Inc.*                                           $      3,620
                                                                          ------------
            INTEGRATED OIL & GAS - 2.7%
   7,962    ChevronTexaco Corp.                                           $    704,637
  14,400    Conoco, Inc.                                                       400,320
  50,500    Exxon Mobil Corp.                                                2,066,460
  13,600    Occidental Petroleum Corp.                                         407,864
   8,125    Patina Oil & Gas Corp                                              222,869
     400    Royal Dutch Petroleum Co.                                           22,108
     400    USX-Marathon Group, Inc.                                            10,848
                                                                          ------------
                                                                          $  3,835,106
                                                                          ------------
            OIL & GAS DRILLING - 0.0%
   3,700    Global Industries, Ltd.*                                      $     25,863
                                                                          ------------
            OIL & GAS EXPLORATION & PRODUCTION - 0.4%
   1,200    Anadarko Petroleum Corp.                                      $     59,160
   1,400    Apache Corp.*                                                       80,472
   3,200    Evergreen Resources, Inc.*                                         136,000
   2,600    Houston Exploration Co.*                                            75,400
   2,400    Newfield Exploration Co.*                                           89,208
     200    Nuevo Energy Co.*                                                    3,160
                                                                          ------------
                                                                          $    443,400
                                                                          ------------
            OIL & GAS REFINING MARKETING & TRANSPORTATION - 0.3%
   5,400    Ashland, Inc.                                                 $    218,700
   1,700    Frontier Oil Corp.                                                  29,920
   7,500    Pennzoil Co.                                                       161,475
                                                                          ------------
                                                                          $    410,095
                                                                          ------------
            TOTAL ENERGY                                                  $  4,718,084
                                                                          ------------

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     SCHEDULE OF INVESTMENTS 6/30/02 (UNAUDITED) (CONTINUED)


 SHARES                                                                      VALUE
            MATERIALS - 1.1%
            ALUMINUM - 0.1%
   4,988    Alcoa, Inc.                                                   $    165,352
                                                                          ------------
            COMMODITY CHEMICALS - 0.1%
   4,700    Airgas, Inc.*                                                 $     81,310
     300    Praxair Inc.                                                        17,091
                                                                          ------------
                                                                          $     98,401
                                                                          ------------
            CONSTRUCTION MATERIALS - 0.1%
     700    Lafarge Corp.                                                 $     24,605
   2,800    Monaco Coach Corp.*                                                 59,640
                                                                          ------------
                                                                          $     84,245
                                                                          ------------
            DIVERSIFIED CHEMICALS - 0.1%
   1,000    Engelhard Corp.*                                              $     28,320
   3,600    FMC Corp.*                                                         108,612
                                                                          ------------
                                                                          $    136,932
                                                                          ------------
            METAL & GLASS CONTAINERS - 0.1%
   4,800    Ball Corp.                                                    $    199,104
     100    Libbey Inc.*                                                         3,410
                                                                          ------------
                                                                          $    202,514
                                                                          ------------
            PAPER PRODUCTS - 0.4%
  18,600    Georgia-Pacific Corp.                                         $    457,188
   1,900    Louisiana-Pacific Corp.*                                            20,121
   1,300    Weyerhaeuser Co.                                                    83,005
                                                                          ------------
                                                                          $    560,314
                                                                          ------------
            SPECIALTY CHEMICALS - 0.2%
   3,600    Cambrex Corp.                                                 $    144,360
     100    ChemFirst Inc.                                                       2,865
   2,300    Crompton Corp.                                                      29,325
   1,900    International Flavor & Fragrances Inc.*                             61,731
   1,900    RPM, Inc.                                                           28,975
   1,300    Sigma-Aldrich Corp.                                                 65,195
                                                                          ------------
                                                                          $    332,451
                                                                          ------------
            TOTAL MATERIALS                                               $  1,580,209
                                                                          ------------

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND


 SHARES                                                                      VALUE
            CAPITAL GOODS - 4.4%
            AEROSPACE & DEFENSE - 0.7%
   6,000    Boeing Co.                                                    $    270,000
   1,800    General Dynamics Corp.                                             191,430
   3,500    Goodrich Corp.                                                      95,620
     700    Lockheed Martin Corp.                                               48,650
   3,300    Northrop Grumman Corp.                                             412,500
                                                                          ------------
                                                                          $  1,018,200
                                                                          ------------
            BUILDING PRODUCTS - 0.4%
     400    American Woodmark Corp.                                       $     22,452
     200    Centex Construction Products Inc.                                    7,280
     800    Masco Corp.*                                                        21,688
     800    NCI Building Systems Inc.*                                          14,240
   2,600    Nortek, Inc.*                                                      117,260
     700    Universal Forest Products, Inc.*                                    16,394
                                                                          ------------
                                                                          $    199,314
                                                                          ------------
            CAPITAL GOODS - 0.0%
   1,000    Casella Waste Systems Inc.*                                   $     12,010
                                                                          ------------
            ELECTRICAL COMPONENTS & EQUIPMENT - 1.6%
     400    Benchmark Electronics, Inc.*                                  $     11,600
   5,600    Emerson Electric Co.                                               299,656
  69,500    General Electric Co.                                             2,018,975
     900    Itron, Inc.*                                                        23,607
                                                                          ------------
                                                                          $  2,353,838
                                                                          ------------
            INDUSTRIAL CONGLOMERATES - 1.8%
   9,100    Acuity Brands, Inc.                                           $    165,620
  13,300    Energizer Holdings, Inc.*                                          364,686
   3,400    Hillenbrand Industries, Inc.                                       190,910
   6,500    Honeywell International, Inc.                                      228,995
   1,300    Illinois Tool Works, Inc.                                           88,790
     900    Pentair Inc.*                                                       43,272
   4,900    PolyOne Corp.*                                                      55,125
  15,100    Shaw Group Inc.*                                                   463,570
   1,000    Thermo Electron Corp.*                                              16,500
  12,400    United Technologies Corp.                                          841,960
                                                                          ------------
                                                                          $  2,459,428
                                                                          ------------

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     SCHEDULE OF INVESTMENTS 6/30/02 (UNAUDITED) (CONTINUED)


 SHARES                                                                      VALUE
            INDUSTRIAL MACHINERY - 0.0%
     300    Tecumseh Products Co.                                         $     15,924
                                                                          ------------
            TOTAL CAPITAL GOODS                                           $  6,058,714
                                                                          ------------
            COMMERCIAL SERVICES & SUPPLIES - 2.6%
            COMMERCIAL PRINTING - 0.4%
  12,000    Deluxe Corp.                                                  $    466,680
   3,500    R.R. Donnelly & Sons Co., Inc.                                      96,425
                                                                          ------------
                                                                          $    563,105
                                                                          ------------
            DATA PROCESSING SERVICES - 0.8%
   6,600    Automatic Data Processing, Inc.                               $    287,430
   2,800    The BISYS Group, Inc.*                                              93,240
   7,100    Checkfree Holdings Corp.*                                          111,044
   8,400    Electronic Data Systems Corp.                                      312,060
   5,200    First Data Corp.                                                   193,440
   1,200    Global Payments Inc.*                                               35,700
   3,700    NDCHealth Corp.                                                    103,230
                                                                          ------------
                                                                          $  1,136,144
                                                                          ------------
            DIVERSIFIED COMMERCIAL SERVICES - 0.8%
   8,300    Apollo Group Inc.*                                            $    327,103
  19,500    Cendant Corp.*                                                     309,660
   5,000    The Dun & Bradstreet Corp.*                                        165,250
   8,500    Memberworks Inc.*                                                  157,505
   2,800    Sabre Group Holdings, Inc.*                                        100,240
                                                                          ------------
                                                                          $  1,059,758
                                                                          ------------
            EMPLOYMENT SERVICES - 0.2%
  14,400    ITT Educational Services, Inc.*                               $    313,920
                                                                          ------------
            ENVIRONMENTAL SERVICES - 0.2%
     700    Allied Waste Industries, Inc.*                                $      6,720
   2,500    Corrections Corp., of America*                                      43,250
  12,800    Republic Services Inc.*                                            244,096
                                                                          ------------
                                                                          $    294,066
                                                                          ------------

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND


 SHARES                                                                      VALUE
            OFFICE SERVICES & SUPPLIES - 0.2%
   3,900    HON Industries, Inc.                                          $    106,158
   7,200    Paxar Corp.*                                                       120,600
                                                                          ------------
                                                                          $    226,758
                                                                          ------------
            TOTAL COMMERCIAL SERVICES & SUPPLIES                          $  3,593,751
                                                                          ------------
            TRANSPORTATION - 0.8%
            AIR FREIGHT & COURIERS - 0.1%
   2,400    FedEx Corp.                                                   $    128,160
                                                                          ------------
            AIRLINES - 0.1%
   5,650    Southwest Airlines Co.                                        $     91,304
                                                                          ------------
            RAILROADS - 0.5%
   9,900    Union Pacific Corp.                                           $    626,472
                                                                          ------------
            TRUCKING - 0.1%
   6,100    Yellow Corp.*                                                 $    197,640
                                                                          ------------
            TOTAL TRANSPORTATION                                          $  1,043,576
                                                                          ------------
            AUTOMOBILES & COMPONENTS - 1.1%
            AUTO PARTS & EQUIPMENT - 0.3%
   6,700    ArvinMeritor, Inc.*                                           $    160,800
   5,000    American Axle & Manufacturing Holdings, Inc.*                      148,700
     800    Borg-Warner Automotive Inc.                                         46,208
   3,600    Lear Corp.*                                                        166,500
                                                                          ------------
                                                                          $    522,208
                                                                          ------------
            AUTOMOBILE MANUFACTURERS - 0.8%
  23,500    Dura Automotive Systems, Inc.*                                $    487,625
  10,000    General Motors Corp.                                               534,500
                                                                          ------------
                                                                          $  1,022,125
                                                                          ------------
            TOTAL AUTOMOBILES & COMPONENTS                                $  1,544,333
                                                                          ------------
            CONSUMER DURABLES & APPAREL - 1.1%
            APPAREL, ACCESSORIES & LUXURY GOODS - 0.4%
  13,500    Too, Inc.*                                                    $    415,800
                                                                          ------------
            HOMEBUILDING - 0.3%
   2,300    Beazer Homes USA, Inc.*                                       $    184,000
   2,900    D.R. Horton Inc.*                                                   75,487

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     SCHEDULE OF INVESTMENTS 6/30/02 (UNAUDITED) (CONTINUED)


 SHARES                                                                      VALUE
            HOMEBUILDING - 0.3% (CONTINUED)
   3,600    Fleetwood Enterprises Inc.*                                   $     31,320
   1,500    Pulte Homes, Inc.                                                   86,220
   2,100    Winnebago Industries, Inc.*                                         92,400
                                                                          ------------
                                                                          $    469,427
                                                                          ------------
            HOUSEWARES & SPECIALTIES - 0.1%
   2,800    Maytag Corp.                                                  $    119,420
     300    Whirlpool Corp.*                                                    19,608
                                                                          ------------
                                                                          $    139,028
                                                                          ------------
            LEISURE PRODUCTS - 0.3%
   5,500    Championship Auto Racing Teams, Inc.*                         $     54,175
   3,300    Harley-Davidson, Inc.                                              169,191
     700    International Speedway Corp.                                        28,070
   5,900    Mattel, Inc.                                                       124,372
     900    Polaris Industries, Inc.                                            58,500
     300    Speedway Motorsports, Inc.*                                          7,629
                                                                          ------------
                                                                          $    441,937
                                                                          ------------
            PHOTOGRAPHIC PRODUCTS - 0.1%
   2,900    Eastman Kodak Co.                                             $     84,593
                                                                          ------------
            TOTAL CONSUMER DURABLES & APPAREL                             $  1,550,785
                                                                          ------------
            HOTELS, RESTAURANTS & LEISURE - 0.8%
            CASINOS & GAMING - 0.2%
     900    Aztar Corp.*                                                  $     18,720
     500    International Game Technology*                                      28,350
   7,800    Mandalay Resort Group*                                             215,046
   3,100    Park Place Entertainment Corp.*                                     31,775
                                                                          ------------
                                                                          $    293,891
                                                                          ------------
            HOTELS, RESTAURANTS & LEISURE - 0.0%
   3,500    RFS Hotel Investors, Inc*                                     $     47,390
                                                                          ------------
            HOTELS, RESORTS & CRUISE LINES - 0.0%
     400    Choice Hotels International, Inc.*                            $      8,004
                                                                          ------------

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND


 SHARES                                                                      VALUE
            RESTAURANTS - 0.6%
   1,050    Darden Restaurants                                            $     25,935
  15,300    Ruby Tuesday, Inc.                                                 296,820
  33,900    Ryan's Family Steak Houses, Inc.*                                  447,819
     600    Tricon Global Restaurants, Inc.*                                    17,550
                                                                          ------------
                                                                          $    788,124
                                                                          ------------
            TOTAL HOTELS, RESTAURANTS & LEISURE                           $  1,137,409
                                                                          ------------
            MEDIA - 2.0%
            ADVERTISING - 0.2%
   3,900    Catalina Marketing Corp.*                                     $    110,058
     400    Omnicom Group                                                       18,320
                                                                          ------------
                                                                          $    128,378
                                                                          ------------
            BROADCASTING & CABLE TV - 0.6%
   8,600    Clear Channel Communications, Inc.*                           $    275,372
  28,100    Comcast Corp.*                                                     658,383
     700    Cox Communications, Inc.*                                           19,285
                                                                          ------------
                                                                          $    953,040
                                                                          ------------
            MOVIES & ENTERTAINMENT - 0.9%
  28,700    AOL Time - Warner, Inc.*                                      $    422,177
  31,200    The Walt Disney Co.                                                589,680
   3,800    Viacom, Inc. (Class B Non-voting)*                                 168,606
                                                                          ------------
                                                                          $  1,180,463
                                                                          ------------
            PUBLISHING - 0.3%
   3,900    Gannett Co.                                                   $    296,010
   7,100    Interactive Data Corp.*                                            103,376
   1,200    Tribune Co.                                                         52,200
                                                                          ------------
                                                                          $    451,586
                                                                          ------------
            TOTAL MEDIA                                                   $  2,713,467
                                                                          ------------
            RETAILING - 4.1%
            APPAREL RETAIL - 0.5%
   5,700    Columbia Sportswear Co.*                                      $    182,394
   1,200    Liz Claiborne, Inc.                                                 38,160
     300    Phillips-Van Heusen                                                  4,680

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     SCHEDULE OF INVESTMENTS 6/30/02 (UNAUDITED) (CONTINUED)


 SHARES                                                                      VALUE
            APPAREL RETAIL - 0.5% (CONTINUED)
  15,900    Reebok International Ltd.*                                    $    469,050
   1,800    Steven Madden, Ltd.*                                                35,692
                                                                          ------------
                                                                          $    729,976
                                                                          ------------
            COMPUTER & ELECTRONICS RETAIL - 0.2%
   4,900    Best Buy Co., Inc.*                                           $    177,870
   6,500    WebEx Communications, Inc.*                                        103,350
                                                                          ------------
                                                                          $    281,220
                                                                          ------------
            DEPARTMENT STORES - 0.1%
     600    Federated Department Stores, Inc.*                            $     23,820
     200    Kohl's Corp.*                                                       14,016
   1,800    May Department Stores Co.                                           59,274
                                                                          ------------
                                                                          $     97,110
                                                                          ------------
            GENERAL MERCHANDISE STORES - 1.6%
   7,200    Action Performance Co.*                                       $    227,520
  19,266    99 Cents Only Stores*                                              494,173
   8,700    Sears, Roebuck and Co.                                             472,410
  19,400    Wal-Mart Stores, Inc.                                            1,067,194
                                                                          ------------
                                                                          $  2,261,297
                                                                          ------------
            HOME IMPROVEMENT RETAIL - 1.3%
  20,800    Home Depot, Inc.                                              $    763,984
  19,100    Lowe's Companies, Inc.                                             867,140
   5,800    Sherwin-Williams Co.                                               173,594
                                                                          ------------
                                                                          $  1,804,718
                                                                          ------------
            SPECIALTY STORES - 0.4%
   4,400    AutoNation, Inc.*                                             $     63,800
   1,300    AutoZone, Inc.*                                                    100,490
   2,800    Pier 1 Imports, Inc.*                                               58,800
   3,500    Rent-A-Center, Inc.*                                               203,035
   3,900    United Auto Group, Inc.*                                            81,510
   2,500    Williams-Sonoma, Inc.*                                              76,650
                                                                          ------------
                                                                          $    584,285
                                                                          ------------
            TOTAL RETAILING                                               $  5,758,606
                                                                          ------------

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND


 SHARES                                                                      VALUE
            FOOD & DRUG RETAILING - 1.6%
            FOOD DISTRIBUTORS - 0.1%
   1,100    International Multifoods Corp.*                               $     28,600
     600    McKesson HBOC, Inc.                                                 19,620
   3,500    Sysco Corp.                                                         95,270
                                                                          ------------
                                                                          $    143,490
                                                                          ------------
            FOOD RETAIL - 1.5%
  11,700    Albertson's, Inc.                                             $    356,382
     600    ConAgra, Inc.                                                       16,590
     700    California Pizza Kitchen, Inc.*                                     17,360
   3,000    Dole Food Co.*                                                      86,550
   2,500    Kellogg Co.                                                         89,650
  28,400    Kroger Co.*                                                        565,160
     200    Sanderson Farms, Inc.                                                5,002
     400    Smithfield Foods, Inc.*                                              7,420
   8,000    Sara Lee Corp.                                                     165,120
  15,100    Safeway, Inc.*                                                     440,769
     700    Unilever NV*                                                        45,360
   7,700    Winn-Dixie Stores, Inc.                                            120,043
     700    WSFS Financial Corp.                                                18,109
   3,200    The Yankee Candle Co., Inc.*                                        86,688
                                                                          ------------
                                                                          $  2,020,203
                                                                          ------------
            TOTAL FOOD & DRUG RETAILING                                   $  2,163,693
                                                                          ------------
            FOOD, BEVERAGE & TOBACCO - 2.5%
            AGRICULTURAL PRODUCTS - 0.3%
  13,900    Corn Products International, Inc.                             $    432,568
     800    Monsanto Co.                                                        14,240
                                                                          ------------
                                                                          $    446,808
                                                                          ------------
            DISTILLERS & VINTNERS - 0.3%
     400    Adolph Coors Co. (Class B)*                                   $     24,920
   7,100    Anheuser-Busch Companies, Inc.                                     355,000
                                                                          ------------
                                                                          $    379,920
                                                                          ------------
            SOFT DRINKS - 1.3%
  11,300    The Coca-Cola Co.                                             $    632,800
  13,900    PepsiAmericas Inc.                                                 207,666

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     SCHEDULE OF INVESTMENTS 6/30/02 (UNAUDITED) (CONTINUED)


 SHARES                                                                      VALUE
            SOFT DRINKS - 1.3% (CONTINUED)
  10,300    The Pepsi Bottling Group, Inc.*                               $    317,240
  12,510    PepsiCo, Inc.                                                      602,982
                                                                          ------------
                                                                          $  1,760,688
                                                                          ------------
            TOBACCO - 0.6%
  19,000    Philip Morris Co., Inc.                                       $    829,920
   1,300    RJ Reynolds Tobacco Holdings                                        69,875
                                                                          ------------
                                                                          $    899,795
                                                                          ------------
            TOTAL FOOD, BEVERAGE & TOBACCO                                $  3,487,211
                                                                          ------------
            HOUSEHOLD & PERSONAL PRODUCTS - 1.9%
            HOUSEHOLD PRODUCTS - 1.3%
   5,600    Clorox Co.                                                    $    231,560
   4,100    Colgate-Palmolive Co.                                              205,205
  14,600    Procter & Gamble Co.                                             1,303,780
                                                                          ------------
                                                                          $  1,740,545
                                                                          ------------
            PERSONAL PRODUCTS - 0.6%
   3,100    Avon Products, Inc.                                           $    161,944
  11,400    Kimberly-Clark Corp.                                               706,800
                                                                          ------------
                                                                          $    868,744
                                                                          ------------
            TOTAL HOUSEHOLD & PERSONAL PRODUCTS                           $  2,609,289
                                                                          ------------
            HEALTH CARE EQUIPMENT & SERVICES - 5.7%
            HEALTH CARE DISTRIBUTORS & SERVICES - 2.6%
  12,100    Abbott Laboratories                                           $    455,565
   8,600    Allergan, Inc.                                                     574,050
  23,300    Bristol-Myers Squibb Co.                                           598,810
  27,914    Johnson & Johnson Co.                                            1,458,786
   3,400    Pharmaceutical Resources Inc.*                                      94,452
   1,200    US Oncology Inc.*                                                    9,996
   6,800    Wyeth, Inc.                                                        348,160
                                                                          ------------
                                                                          $  3,539,819
                                                                          ------------
            HEALTH CARE EQUIPMENT - 1.7%
   6,300    Baxter International, Inc.                                    $    280,035
   1,200    Becton, Dickinson & Co.                                             41,340
   3,900    C.R. Bard, Inc.                                                    220,662
  11,100    Guidant Corp.*                                                     335,553

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND


 SHARES                                                                      VALUE
            HEALTH CARE EQUIPMENT - 1.7% (CONTINUED)
   2,300    Henry Schein, Inc.*                                           $    102,350
     600    Invacare Corp.                                                      22,200
   8,000    Medtronic, Inc.*                                                   342,800
     500    Noven Pharmaceuticals Inc.*                                         12,750
  21,700    Novoste Corp.*                                                     100,254
   1,000    Owens & Minor Inc.                                                  19,760
  13,200    Priority Healthcare Corp.*                                         310,200
   3,800    Steris Corp.*                                                       72,618
     200    St. Jude Medical, Inc.*                                             14,770
   9,500    Stryker Corp.                                                      508,345
                                                                          ------------
                                                                          $  2,383,637
                                                                          ------------
            HEALTH CARE EQUIPMENT & SERVICES - 0.1%
   1,800    Cyberonics*                                                   $     23,614
   3,200    Possis Medical, Inc.*                                               39,517
     500    Respironics Inc.*                                                   17,025
  18,900    WEB MD Corp.*                                                      106,407
                                                                          ------------
                                                                          $    186,563
                                                                          ------------
            HEALTH CARE FACILITIES - 0.3%
   3,200    Beverly Enterprises, Inc.*                                    $     24,352
   2,400    DaVita, Inc.*                                                       57,120
   1,800    HCA, Inc.                                                           85,500
   2,600    Health Management Associates, Inc.*                                 52,390
   2,800    Sunrise Assisted Living Inc.*                                       75,040
   2,400    Universal Health Services, Inc. (Class B)*                         117,600
                                                                          ------------
                                                                          $    412,002
                                                                          ------------
            MANAGED HEALTH CARE - 0.8%
   5,900    Apria Healthcare Group, Inc.*                                 $    132,160
   6,600    CIGNA Corp.                                                        642,972
   8,900    Express Scripts, Inc.*                                             445,979
                                                                          ------------
                                                                          $  1,221,111
                                                                          ------------
            TOTAL HEALTH CARE EQUIPMENT & SERVICES                        $  7,743,132
                                                                          ------------
            PHARMACEUTICALS & BIOTECHNOLOGY - 3.7%
            BIOTECHNOLOGY - 1.1%
     200    Affymetrix, Inc.*                                             $      4,798
  12,000    Amgen, Inc.*                                                       502,560

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     SCHEDULE OF INVESTMENTS 6/30/02 (UNAUDITED) (CONTINUED)


 SHARES                                                                      VALUE
            BIOTECHNOLOGY - 1.1% (CONTINUED)
   7,300    Charles River Laboratories International, Inc.*               $    255,865
   9,700    Immunex Corp.*                                                     216,698
     200    Invitrogen Corp.*                                                    6,402
   2,900    Ligand Pharmaceuticals Inc. (Class B)*                              42,050
   4,315    Pharmacia Corp.                                                    161,597
  17,100    SICOR, Inc.*                                                       317,034
                                                                          ------------
                                                                          $  1,507,004
                                                                          ------------
            PHARMACEUTICALS - 2.6%
   3,800    Eli Lilly & Co.                                               $    214,320
  15,600    Merck & Co., Inc.                                                  789,984
   6,200    Mylan Laboratories, Inc.                                           194,370
  56,300    Pfizer, Inc.                                                     1,970,500
  16,200    Schering-Plough Corp.                                              398,520
                                                                          ------------
                                                                          $  3,567,694
                                                                          ------------
            TOTAL PHARMACEUTICALS & BIOTECHNOLOGY                         $  5,074,698
                                                                          ------------
            BANKS - 6.1%
  19,200    Astoria Financial Corp.*                                      $    615,360
  19,500    Bank of America Corp.                                            1,372,020
   4,100    Commercial Federal Corp.                                           118,900
  23,900    FleetBoston Financial Corp.                                        773,165
   8,500    Golden West Financial Corp.                                        584,630
   2,000    Huntington Bancshares, Inc.                                         38,840
     800    Hudson United Bancorp                                               22,848
     625    International Bancshares Corp.*                                     26,400
  21,480    J.P. Morgan Chase & Co.                                            728,602
     100    Local Financial Corp.*                                               1,631
  10,800    National City Corp.                                                359,100
   8,600    Net.B@nk, Inc.*                                                    100,190
     500    Banc One Corp.                                                      19,240
   4,100    PNC Bank Corp.                                                     214,348
  10,600    Roslyn Bancorp, Inc.                                               231,398
     500    SunTrust Banks, Inc.                                                33,860
  31,000    U.S. Bancorp                                                       723,850
  14,900    Wachovia Corp.                                                     568,882
  15,800    Webster Financial Corp                                             604,192

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND


 SHARES                                                                      VALUE
            BANKS - 6.1% (CONTINUED)
  10,900    Wells Fargo & Co.                                             $    545,654
   6,490    Washington Federal, Inc.                                           163,937
  15,450    Washington Mutual, Inc.                                            573,350
                                                                          ------------
                                                                          $  8,420,397
                                                                          ------------
            TOTAL BANKS                                                   $  8,420,397
                                                                          ------------
            DIVERSIFIED FINANCIALS - 4.6%
            CONSUMER FINANCE - 0.5%
     200    Countrywide Credit Industries, Inc.                           $      9,650
   1,100    Charter Municipal Mortgage Acceptance Co.                           19,668
  12,800    Household International, Inc.                                      636,160
   9,200    Metris Companies Inc.                                               76,452
                                                                          ------------
                                                                          $    741,930
                                                                          ------------
            DIVERSIFIED FINANCIAL SERVICES - 4.1%
  39,600    Citigroup, Inc.                                               $  1,534,500
   1,800    Dollar Thrifty Automotive Group*                                    46,620
   6,900    Downey Financial Corp.                                             326,370
  18,000    E*TRADE Group, Inc.*                                                98,280
   5,600    Equity Inns, Inc.                                                   45,080
   6,800    Excel Realty Trust, Inc.                                           114,036
  13,800    Federal National Mortgage Association                            1,017,750
     300    Flushing Financial Corp.                                             6,147
   8,300    Freddie Mac                                                        507,960
   4,700    IndyMac Bancorp, Inc.*                                             106,596
  15,200    John Hancock Financial Services, Inc.*                             535,040
   3,500    Lehman Brothers Holdings, Inc.                                     218,820
  31,700    Liberty Media Corp.*                                               317,000
   6,300    Merrill Lynch & Co., Inc.                                          255,150
   9,200    Morgan Stanley, Dean Witter and Co.                                396,336
   6,200    Stilwell Financial, Inc.                                           112,840
                                                                          ------------
                                                                          $  5,638,525
                                                                          ------------
            TOTAL DIVERSIFIED FINANCIALS                                  $  6,380,455
                                                                          ------------
            INSURANCE - 2.3%
            INSURANCE - 0.1%
   6,100    Brown & Brown Inc.                                            $    192,150
                                                                          ------------

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     SCHEDULE OF INVESTMENTS 6/30/02 (UNAUDITED) (CONTINUED)


 SHARES                                                                      VALUE
            INSURANCE BROKERS - 0.2%
   3,100    Aon Corp.                                                     $     91,388
   3,900    Hilb, Rogal and Hamilton Co.                                       176,475
                                                                          ------------
                                                                          $    267,863
                                                                          ------------
            LIFE & HEALTH INSURANCE - 0.8%
   4,300    AETNA Inc.*                                                   $    206,271
   5,400    AmerUs Group Co.                                                   200,340
   4,800    Lincoln National Corp.                                             201,600
  17,400    MetLife, Inc.*                                                     501,120
   1,000    Mony Group Inc*                                                     34,010
                                                                          ------------
                                                                          $  1,143,341
                                                                          ------------
            MULTI-LINE INSURANCE - 0.9%
  12,353    American International Group, Inc.                            $    842,845
   7,100    Loews Corp.                                                        376,229
                                                                          ------------
                                                                          $  1,219,074
                                                                          ------------
            PROPERTY & CASUALTY INSURANCE - 0.3%
   3,300    American Financial Group, Inc.*                               $     78,870
     900    Allstate Corp.                                                      33,282
   6,210    Fidelity National Financial, Inc.*                                 196,236
   1,800    Radian Group, Inc.                                                  87,930
                                                                          ------------
                                                                          $    396,318
                                                                          ------------
            TOTAL INSURANCE                                               $  3,218,746
                                                                          ------------
            REAL ESTATE - 0.4%
            REAL ESTATE - 0.0%
     500    Equity One Inc.                                               $      7,000
                                                                          ------------
            REAL ESTATE INVESTMENT TRUSTS - 0.4%
   1,300    Annaly Mortgage Management Inc.*                              $     25,220
     600    Carramerica Realty Corp.*                                           18,510
   1,300    Crescent Real Estate Equities, Inc.*                                24,310
   5,800    Equity Office Properties Trust                                     174,580
   5,800    FelCor Suite Hotels, Inc.                                          106,430
   4,300    First Industrial Realty Trust, Inc.                                141,255
     500    Lasalle Hotel Properties                                             7,875

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND


 SHARES                                                                      VALUE
            REAL ESTATE INVESTMENT TRUSTS - 0.4% (CONTINUED)
     300    Parkway Properties, Inc.                                      $     10,914
     500    Post Properties, Inc.                                               15,080
                                                                          ------------
                                                                          $    524,174
                                                                          ------------
            TOTAL REAL ESTATE                                             $    531,174
                                                                          ------------
            SOFTWARE & SERVICES - 2.4%
            APPLICATION SOFTWARE - 2.3%
  12,500    Autodesk, Inc.                                                $    165,625
     600    Barra, Inc.*                                                        22,308
   1,300    Cadence Design System Inc.*                                         20,956
   9,900    Compuware Corp.*                                                    60,093
   9,200    Emulex Corp.*                                                      207,092
   4,900    Electronic Arts, Inc.*                                             323,645
   2,400    Macromedia, Inc.*                                                   21,288
   3,900    McAfee.com Corp.*                                                   57,096
   2,900    Mercury Interactive Corp.*                                          66,584
  28,100    Microsoft Corp.*                                                 1,520,772
   4,900    Network Associates, Inc.*                                           94,423
  16,900    Oracle Corp.*                                                      160,043
     800    Radisys Corp.*                                                       9,304
     700    Synopsys, Inc.*                                                     38,367
   7,600    Sybase Inc.*                                                        80,180
  10,500    Symantec Corp.*                                                    344,925
                                                                          ------------
                                                                          $  3,192,701
                                                                          ------------
            SOFTWARE & SERVICES - 0.0%
     100    CDI Corp.*                                                    $      3,255
                                                                          ------------
            SYSTEMS SOFTWARE - 0.1%
   2,200    Computer Sciences Corp.*                                      $    105,160
   3,200    GSI Commerce Inc.*                                                  23,840
   1,000    SunGard Data Systems, Inc.*                                         26,480
   2,000    Take-Two Interactive Software, Inc.*                                41,180
                                                                          ------------
                                                                          $    196,660
                                                                          ------------
            TOTAL SOFTWARE & SERVICES                                     $  3,392,616
                                                                          ------------

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     SCHEDULE OF INVESTMENTS 6/30/02 (UNAUDITED) (CONTINUED)


 SHARES                                                                      VALUE
            TECHNOLOGY HARDWARE & EQUIPMENT - 6.1%
            COMPUTER HARDWARE - 2.0%
  30,200    Dell Computer Corp.*                                          $    789,428
  51,400    Hewlett-Packard Co.                                                785,392
  14,900    IBM Corp.*                                                       1,072,800
   2,900    NCR Corp.*                                                         100,340
                                                                          ------------
                                                                          $  2,747,960
                                                                          ------------
            COMPUTER STORAGE & PERIPHERALS - 0.2%
   1,300    Hyperion Solutions Corp.*                                     $     23,708
   5,000    Iomega Corp.*                                                       64,250
   3,000    Lexmark International Group, Inc.*                                 163,200
   4,000    Secure Computing Corp.*                                             30,200
   2,900    Storage Technology Corp.*                                           46,313
                                                                          ------------
                                                                          $    327,671
                                                                          ------------
            ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.2%
   6,200    Esterline Technologies Corp.*                                 $    140,740
   4,200    General Motors Corp. (Class H)*                                     43,680
   1,400    Kopin Corp.*                                                         9,240
                                                                          ------------
                                                                          $    193,660
                                                                          ------------
            NETWORKING EQUIPMENT - 0.1%
   5,200    Avocent Corp.*                                                $     82,784
   4,400    Brocade Communications Systems Inc.*                                76,912
                                                                          ------------
                                                                          $    159,696
                                                                          ------------
            SEMICONDUCTORS - 2.1%
  13,700    Altera Corp.*                                                 $    186,320
   6,400    ESS Technology, Inc.*                                              112,256
  74,600    Intel Corp.                                                      1,362,942
   8,400    NVIDIA Corp.*                                                      144,312
   2,600    Qlogic Corp.*                                                       99,060
     700    Roxio, Inc.*                                                         5,040
   8,700    Semtech Corp.*                                                     232,290
  32,400    Texas Instruments, Inc.                                            767,880
                                                                          ------------
                                                                          $  2,910,100
                                                                          ------------
            TELECOMMUNICATIONS EQUIPMENT - 1.5%
  95,800    Cisco Systems, Inc.*                                          $  1,336,410
   6,000    Century Telephone Enterprises, Inc.                                177,000

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND


 SHARES                                                                      VALUE
            TELECOMMUNICATIONS EQUIPMENT - 1.5% (CONTINUED)
     500    Harmonic, Inc.*                                               $      1,830
   3,700    Inter-Tel, Inc.                                                     63,307
  31,100    Motorola, Inc.                                                     448,462
   9,500    RF Micro Devices Inc.*                                              72,390
                                                                          ------------
                                                                          $  2,099,399
                                                                          ------------
            TOTAL TECHNOLOGY HARDWARE & EQUIPMENT                         $  8,438,486
                                                                          ------------
            TELECOMMUNICATION SERVICES - 2.1%
            INTEGRATED TELECOM. SERVICES - 1.7%
  18,200    AT&T Corp.                                                    $    194,740
  14,000    BellSouth Corp.                                                    441,000
     500    Methode Electronics, Inc.                                            6,385
   6,300    PanAmSat Corp.*                                                    142,380
  23,220    SBC Communications, Inc.                                           708,210
  32,400    Sprint Corp.                                                       343,764
  12,600    Verizon Communications, Inc.                                       505,890
  63,900    WorldCom, Inc.*                                                      9,585
                                                                          ------------
                                                                          $  2,351,954
                                                                          ------------
            TELECOMMUNICATION SERVICES - 0.0%
     600    Radiation Systems, Inc.*                                      $      7,818
                                                                          ------------
            WIRELESS TELECOM. SERVICES - 0.4%
  60,500    AT&T Wireless Services, Inc.*                                 $    353,925
   9,600    Nextel Partners, Inc.*                                              28,896
  11,900    Powerwave Technologies Inc.*                                       109,004
                                                                          ------------
                                                                          $    491,825
                                                                          ------------
            TOTAL TELECOMMUNICATION SERVICES                              $  2,851,597
                                                                          ------------
            UTILITIES - 1.6%
            ELECTRIC UTILITIES - 1.3%
   4,000    American Electric Power Co., Inc.                             $    160,080
     400    Avista Corp.                                                         5,520
   3,900    Allegheny Energy, Inc.                                             100,425
   3,000    Constellation Energy Group                                          88,020
   6,200    Duke Energy Corp.                                                  192,820
   3,900    Entergy Corp.                                                      165,516
  53,100    Mirant Corp.*                                                      387,630
   2,400    NorthWestern Corp.                                                  40,680

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     SCHEDULE OF INVESTMENTS 6/30/02 (UNAUDITED) (CONTINUED)


 SHARES                                                                      VALUE
            ELECTRIC UTILITIES - 1.3% (CONTINUED)
   5,200    PG&E Corp.*                                                   $     93,028
   2,000    Public Service Enterprise Group, Inc.                               86,600
   1,400    Pinnacle West Capital Corp.*                                        55,300
  10,900    Reliant Energy, Inc.                                               184,210
   4,300    TXU Corp.                                                          221,665
   1,300    Wisconsin Energy                                                    32,851
                                                                          ------------
                                                                          $  1,814,345
                                                                          ------------
            GAS UTILITIES - 0.1%
   1,000    El Paso Corp.                                                 $     20,610
   5,100    Questar Corp.                                                      125,970
   2,400    Sempra Energy                                                       53,112
                                                                          ------------
                                                                          $    199,692
                                                                          ------------
            MULTI-UTILITIES & UNREGULATED POWER - 0.1%
  17,500    Aquila Inc.,                                                  $    140,000
                                                                          ------------
            UTILITIES - 0.0%
     500    UGI Corp.                                                     $     15,970
                                                                          ------------
            TOTAL UTILITIES                                               $  2,170,007
                                                                          ------------
            TOTAL COMMON STOCKS
            (Cost $93,963,612)                                            $ 86,180,435
                                                                          ------------

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND

PRINCIPAL    S&P/MOODY'S
  AMOUNT       RATINGS                                                          VALUE
                           ASSET-BACKED SECURITIES - 0.8%
                           DIVERSIFIED FINANCIAL SERVICES - 0.8%
$  500,000        NR/NR    Morgan Stanley Dean Witter, 7.2%, 10/15/33        $    550,038
   525,000       AAA/NR    PNC Mortgage Acceptance, 7.33%, 12/10/32               582,163
                                                                             ------------
                                                                             $  1,132,201
                                                                             ------------
                           TOTAL ASSET BACKED SECURITIES
                           (Cost $1,088,338)                                 $  1,132,201
                                                                             ------------
                           COLLATERALIZED MORTGAGE OBLIGATIONS - 0.3%
                           MISCELLANEOUS - 0.3%
   350,000        NR/NR    J.P. Morgan Commercial Mortgage Finance Corp.
                           2000-C10, A2, 7.371%, 8/15/32                     $    388,300
                                                                             ------------
                           TOTAL COLLATERALIZED MORTGAGE
                           OBLIGATIONS
                           (Cost $366,487)                                   $    388,300
                                                                             ------------
                           CORPORATE BONDS - 7.7%
                           MISCELLANEOUS - 0.1%
    50,000        A+/A2    United Technologies Corp., 6.1%, 5/15/12          $     51,787
                                                                             ------------
                           TOTAL MISCELLANEOUS                               $     51,787
                                                                             ------------
                           ENERGY - 0.3%
                           INTEGRATED OIL & GAS - 0.2%
    40,000        A-/A3    Conoco Funding Co., 6.35%, 10/15/11               $     41,471
   120,000     BBB/Baa2    Occidental Petroleum, 6.75%, 1/15/12                   126,141
                                                                             ------------
                                                                             $    167,612
                                                                             ------------
                           OIL & GAS EXPLORATION & PRODUCTION - 0.1%
   160,000     BBB/Baa2    Kerr-McGee Corp., 7.88%, 9/15/31                  $    175,796
                                                                             ------------
                           TOTAL ENERGY                                      $    343,408
                                                                             ------------
                           MATERIALS - 0.7%
                           ALUMINUM - 0.1%
   175,000        A+/A1    Alcoa Inc., 7.38%, 8/1/10                         $    194,472
                                                                             ------------
                           DIVERSIFIED METALS & MINING - 0.2%
   300,000      AA-/Aa3    Rio Tinto Finance USA Ltd., 5.75%, 7/3/06         $    312,097
                                                                             ------------
                           METAL & GLASS CONTAINERS - 0.2%
   125,000     BBB/Baa3    Tenneco Packaging, 8.125%, 6/15/17                $    142,292
                                                                             ------------

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     SCHEDULE OF INVESTMENTS 6/30/02 (UNAUDITED) (CONTINUED)

PRINCIPAL    S&P/MOODY'S
  AMOUNT       RATINGS                                                          VALUE
                           PAPER PRODUCTS - 0.2%
$  210,000     BBB/Baa1    International Paper Co., 8.0%, 7/8/03             $    220,182
    40,000     BBB/Baa2    Sappi Pappier Holding AG, 6.75%, 6/15/12 (144A)         40,503
    80,000     BBB/Baa2    Weyerhauser Co., 6.75%, 3/15/12 (144A)                  82,841
                                                                             ------------
                                                                             $    343,526
                                                                             ------------
                           TOTAL MATERIALS                                   $    992,387
                                                                             ------------
                           CAPITAL GOODS - 0.4%
                           AEROSPACE & DEFENSE - 0.2%
   225,000    BBB-/Baa3    Raytheon Co., 8.2%, 3/1/06                        $    248,121
                                                                             ------------
                           ELECTRICAL COMPONENTS & EQUIPMENT - 0.1%
    90,000      AAA/Aaa    General Electric Capital Corp., 6.75%, 3/15/32    $     88,405
   130,000        NR/NR    General Electric Capital Corp., 6.0%, 6/15/12          129,383
                                                                             ------------
                                                                             $    217,788
                                                                             ------------
                           INDUSTRIAL MACHINERY - 0.1%
   140,000        A+/A2    Caterpillar Inc., 7.25%, 9/15/09                  $    154,132
                                                                             ------------
                           TOTAL CAPITAL GOODS                               $    620,041
                                                                             ------------
                           TRANSPORTATION - 0.1%
                           RAILROADS - 0.1%
    70,000      A-/Baa2    Canadian Pacific RR, 6.25%, 10/15/11              $     71,699
                                                                             ------------
                           TOTAL TRANSPORTATION                              $     71,699
                                                                             ------------
                           AUTOMOBILES & COMPONENTS - 0.3%
                           AUTOMOBILE MANUFACTURERS - 0.3%
   350,000         A/A2    General Motors Acceptance Corp., 5.75%, 11/10/03  $    358,810
                                                                             ------------
                           TOTAL AUTOMOBILES & COMPONENTS                    $    358,810
                                                                             ------------
                           MEDIA - 0.8%
                           BROADCASTING & CABLE TV - 0.2%
   225,000        NR/NR    Clear Channel Communications, 7.65%, 9/15/10      $    230,036
   150,000      A-/Baa1    Continental Cablevision, 8.3%, 5/15/06                 153,437
                                                                             ------------
                                                                             $    383,473
                                                                             ------------

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND

PRINCIPAL    S&P/MOODY'S
  AMOUNT       RATINGS                                                          VALUE
                           MEDIA - 0.1%
$  125,000        NR/NR    Comcast Cable Corp., 6.75%, 1/30/11               $    111,648
                                                                             ------------
                           MOVIES & ENTERTAINMENT - 0.3%
   130,000    BBB+/Baa1    AOL-Time Warner, Inc., 7.63%, 4/15/31             $    113,829
    90,000    BBB+/Baa1    AOL-Time Warner, Inc., 7.7%, 5/1/32                     79,839
   200,000      BBB+/A3    Viacom Inc., 7.75%, 6/1/05                             219,251
                                                                             ------------
                                                                             $    412,919
                                                                             ------------
                           PUBLISHING - 0.2%
    40,000         A/A2    E.W. Scripps Co., 5.75%, 7/15/12                  $     39,804
   195,000        NR/NR    News America, Inc., 7.3%, 4/30/28                      173,973
                                                                             ------------
                                                                             $    213,777
                                                                             ------------
                           TOTAL MEDIA                                       $  1,121,817
                                                                             ------------
                           RETAILING - 0.0%
                           GENERAL MERCHANDISE STORES - 0.0%
    50,000        A+/A2    Target Corp., 5.95%, 5/15/06                      $     52,507
                                                                             ------------
                           TOTAL RETAILING                                   $     52,507
                                                                             ------------
                           FOOD & DRUG RETAILING - 0.3%
                           FOOD & DRUG RETAILING - 0.1%
   225,000        B-/B2    Kroger Co., 6.75%, 4/15/12                        $    232,938
                                                                             ------------
                           FOOD RETAIL - 0.2%
   150,000        NR/NR    General Mills Inc., 6.0%, 2/15/12                 $    148,588
    70,000     BBB/Baa2    Safeway Inc., 6.5%, 11/15/08                            73,936
                                                                             ------------
                                                                             $    222,524
                                                                             ------------
                           TOTAL FOOD & DRUG RETAILING                       $    455,462
                                                                             ------------
                           FOOD, BEVERAGE & TOBACCO - 0.3%
                           DISTILLERS & VINTNERS - 0.1%
    90,000    BBB+/Baa2    Coors Brewing Co., 6.375%, 5/15/12 (144A)         $     92,610
                                                                             ------------
                           SOFT DRINKS - 0.2%
   225,000        NR/NR    The Coca-Cola Co., 6.125%, 8/15/11                $    231,709
                                                                             ------------
                           TOTAL FOOD, BEVERAGE & TOBACCO                    $    324,319
                                                                             ------------
                           HOUSEHOLD & PERSONAL PRODUCTS - 0.1%
                           HOUSEHOLD & PERSONAL PRODUCTS - 0.1%
    70,000        NR/NR    Procter & Gamble, 4.75%, 6/15/07                  $     70,643
                                                                             ------------
                           TOTAL HOUSEHOLD & PERSONAL PRODUCTS               $     70,643
                                                                             ------------

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     SCHEDULE OF INVESTMENTS 6/30/02 (UNAUDITED) (CONTINUED)

PRINCIPAL    S&P/MOODY'S
  AMOUNT       RATINGS                                                          VALUE
                           BANKS - 1.1%
$  200,000       A+/Aa2    Bank of America Corp., 5.25%, 2/1/07              $    204,164
   200,000        A/Aa3    Bank One Corp., 6.875%, 8/1/06                         216,141
   125,000       A+/AA3    Bank One Corp., 5.5%, 3/26/07                          128,581
   130,000      AA-/Aa3    JP Morgan Chase & Co., 5.25%, 5/30/07                  130,752
   350,000         A/A1    First Union National Bank, 7.8%, 8/18/10               391,755
   225,000       A+/Aa2    National Westminster, 7.375%, 10/1/09                  250,848
   250,000      BBB+/A3    Washington Mutual, Inc., 7.5%, 8/15/06                 270,416
                                                                             ------------
                                                                             $  1,592,657
                                                                             ------------
                           TOTAL BANKS                                       $  1,592,657
                                                                             ------------
                           DIVERSIFIED FINANCIALS - 1.6%
                           CONSUMER FINANCE - 0.8%
 1,025,000      BBB+/A2    Ford Motor Credit Co., 9.14%, 12/30/14            $  1,089,031
   100,000         A/A2    General Motors Acceptance Corp., 7.75%, 1/19/10        105,810
                                                                             ------------
                                                                             $  1,194,841
                                                                             ------------
                           DIVERSIFIED FINANCIAL SERVICES - 0.8%
   275,000        NR/NR    Citigroup, Inc., 7.25%, 10/1/10                   $    299,335
   140,000      AA-/Aa3    Credit Suisse First Boston USA, Inc., 6.5%,
                           1/15/12                                                141,097
   225,000        A+/A1    Goldman Sachs Group, Inc. 6.875%, 1/15/11              233,267
   200,000         A/A2    Mellon Financial, 6.7%, 3/1/08                         218,081
   225,000      AA-/Aa3    Morgan Stanley Dean Witter, 6.6%, 4/1/12               229,295
   125,000     BBB/Baa1    Norfolk Southern Corp., 7.35%, 5/15/07                 137,384
                                                                             ------------
                                                                             $  1,258,459
                                                                             ------------
                           TOTAL DIVERSIFIED FINANCIALS                      $  2,453,300
                                                                             ------------
                           TECHNOLOGY HARDWARE & EQUIPMENT - 0.1%
                           TELECOMMUNICATIONS EQUIPMENT - 0.1%
    90,000        A-/A3    Thomson Corp., 6.2%, 1/5/12                       $     90,159
                                                                             ------------
                           TOTAL TECHNOLOGY HARDWARE & EQUIPMENT             $     90,159
                                                                             ------------
                           TELECOMMUNICATION SERVICES - 0.9%
                           INTEGRATED TELECOMMUNICATION SERVICES - 0.9%
   220,000     BB+/BAA1    AT&T Corp., 8.0%, 11/15/31 (144A)                 $    172,700
    60,000     BBB/Baa2    AT&T Wireless Services, Inc., 8.75%, 3/1/31             46,337
   150,000      A-/Baa1    British Telecom Plc., 8.63%, 12/15/30                  163,375

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND

PRINCIPAL    S&P/MOODY'S
  AMOUNT       RATINGS                                                          VALUE
                           INTEGRATED TELECOMMUNICATION SERVICES -
                           0.9% (CONTINUED)
$   60,000        A-/A2    Deutsche Telecom International Finance, 8.25%,
                           6/15/30                                           $     55,776
   275,000    BBB+/Baa1    France Telecom, 8.5%, 3/1/31                           243,242
    65,000     BBB/Baa2    Qwest Corp., 8.875%, 3/15/12 (144A)                     57,850
    60,000    BBB+/Baa2    Sprint Capital Corp., 8.375%, 3/15/12 (144A)            49,707
   150,000    BBB+/Baa1    Sprint Capital Corp., 6.88%, 11/15/28                   97,770
    55,000    BBB+/Baa1    Sprint Capital Corp., 6.9%, 5/1/19                      37,961
   210,000    BBB-/Baa3    Union Pacific Capital Trust, 7.25%, 11/1/08            228,038
   100,000        A+/A1    Verizon Global, 7.75%, 12/1/30                          96,442
                                                                             ------------
                                                                             $  1,249,198
                                                                             ------------
                           TELECOMMUNICATION SERVICES - 0.0%
    50,000        A+/A1    Verizon Global Funding Corp., 7.75%, 6/15/32      $     48,091
                                                                             ------------
                           TOTAL TELECOMMUNICATION SERVICES                  $  1,297,289
                                                                             ------------
                           UTILITIES - 0.5%
                           ELECTRIC UTILITIES - 0.3%
   250,000     BBB/Baa2    Dominion Fiber Ventures, 7.05%, 3/15/05 (144A)    $    243,049
   110,000    BBB-/Baa2    FirstEnergy Corp., 7.38%, 11/15/31                     104,383
    70,000        A-/A3    PPL Electric Utilities, 6.25%, 8/15/09                  72,751
                                                                             ------------
                                                                             $    420,183
                                                                             ------------
                           GAS UTILITIES - 0.2%
   270,000     BBB/Baa2    Limestone Electron Trust, 8.625%, 3/15/03 (144A)  $    263,445
                                                                             ------------
                           UTILITIES - 0.0%
    20,000        NR/NR    NRG Energy, 7.75%, 4/1/11                         $     15,900
                                                                             ------------
                           TOTAL UTILITIES                                   $    699,528
                                                                             ------------
                           GOVERNMENT - 0.1%
                           GOVERNMENT - 0.1%
   100,000        A3/A-    Novia Scotia Province, 5.75%, 2/27/12             $    102,032
                                                                             ------------
                           TOTAL GOVERNMENT                                  $    102,032
                                                                             ------------
                           TOTAL CORPORATE BONDS
                           (Cost $10,838,785)                                $ 10,697,845
                                                                             ------------

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     SCHEDULE OF INVESTMENTS 6/30/02 (UNAUDITED) (CONTINUED)

PRINCIPAL
  AMOUNT                                                                        VALUE
                           U.S. GOVERNMENT AGENCY OBLIGATIONS - 15.2%
                           GOVERNMENT - 15.2%
$  382,646                 Federal Home Loan Mortgage Commission, 6.5%,
                           5/1/09                                            $    401,033
 2,254,663                 Federal National Mortgage Association, 6.0%,
                           11/1/14 to 11/1/16                                   2,315,115
 1,050,000                 Federal National Mortgage Association, 6.125%,
                           3/15/12                                              1,111,140
    38,000                 Federal National Mortgage Association, 6.25%,
                           2/1/11                                                  39,944
 4,863,384                 Federal National Mortgage Association, 7.0%,
                           7/15/05 to 12/1/31                                   5,108,266
 1,948,663                 Federal National Mortgage Association, 5.5%,
                           2/1/17                                               1,953,162
   620,000                 Freddie Mac, 5.75% 1/15/12                             636,997
 2,705,821                 Government National Mortgage Association, 6.5%,
                           12/1/13 to 10/15/28                                  2,801,590
 1,126,053                 Government National Mortgage Association, 7.0%,
                           3/15/12 to 11/15/13                                  1,194,837
 1,681,308                 Government National Mortgage Association, 7.5%,
                           8/15/29 to 1/15/30                                   1,776,032
   347,791                 Government National Mortgage Association, 8.0%,
                           2/15/30                                                370,488
   704,906                 Government National Mortgage Association II,
                           7.50%, 8/20/29                                         742,031
   782,289                 Government National Mortgage Association, REMIC
                           Series 1998, 6.5%, 11/20/24                            811,018
   990,000                 U.S. Treasury Notes/Bonds, 4.375%, 5/15/07           1,003,613
   695,000                 U.S. Treasury Notes, 4.875%, 2/15/12                   697,606
   150,000                 U.S. Treasury Notes, 5.375%, 2/15/31                   146,883
                                                                             ------------
                                                                             $ 21,109,755
                                                                             ------------
                           TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                           (Cost $20,619,208)                                $ 21,109,755
                                                                             ------------

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND

PRINCIPAL
  AMOUNT                                                                        VALUE
                           U.S. GOVERNMENT OBLIGATIONS - 1.4%
                           GOVERNMENT - 1.4%
$3,325,000                 U.S. Treasury Strip, 0%, 11/15/15                 $  1,564,103
   190,000                 U.S. Treasury Strip, 0%, 2/15/13                       107,770
   520,000                 U.S. Treasury Strip, 0%, 11/15/16                      227,038
                                                                             ------------
                                                                             $  1,898,911
                                                                             ------------
                           TOTAL U.S. GOVERNMENT OBLIGATIONS
                           (Cost $1,856,933)                                 $  1,898,911
                                                                             ------------
                           TOTAL DEBT OBLIGATIONS
                           (Cost $33,314,926)                                $ 35,227,012
                                                                             ------------
                           TEMPORARY CASH INVESTMENTS - 12.4%
                           COMMERCIAL PAPER - 9.5%

             S&P/MOODY'S
              RATINGS
 3,000,000        NR/NR    Amsterdam Funding Corp., 0%, 7/19/02 (144A)       $  2,997,317
 3,946,000        NR/NR    Barton Capital Corp., 0%, 7/15/02 (144A)             3,943,238
 1,000,000        NR/NR    Black Forest Funding Corp., 0%, 7/5/02 (144A)          999,800
 1,162,000       P1/A1+    Delaware Funding Corp., 0%, 7/10/02 (144A)           1,161,480
 2,000,000        NR/NR    Falcon Asset Sec. Corp., 0%, 7/10/02 (144A)          1,999,100
 1,099,000        NR/NR    Old Line Funding Corp., 0%, 7/19/02 (144A)           1,098,010
 1,000,000        NR/NR    Thunder Bay Funding Inc., 0%, 7/10/02 (144A)           999,550
                                                                             ------------
                                                                             $ 13,198,495
                                                                             ------------
                           GOVERNMENT - 2.9%
 1,900,000        NR/NR    U.S. Treasury Bill, 0%, 9/19/02 (144A)            $  1,892,990
 2,135,000        NR/NR    Federal Home Loan, D/N, 0%, 7/1/02                   2,135,000
                                                                             ------------
                                                                             $  4,027,990
                                                                             ------------
                           TOTAL TEMPORARY CASH INVESTMENTS
                           (Cost $17,226,484)                                $ 17,226,485
                                                                             ------------
                           TOTAL INVESTMENT IN SECURITIES AND
                           TEMPORARY CASH INVESTMENTS
                           (Cost $146,020,442)(a)(b)                         $138,697,728
                                                                             ============

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     SCHEDULE OF INVESTMENTS 6/30/02 (UNAUDITED) (CONTINUED)

*    Non-income producing security.

144A Security is exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2002, the value of these securities amounted to $16,053,685 or 11.6% of total net assets.

(a) At June 30, 2002, the net unrealized loss on investments based on cost for federal income tax purposes of $146,090,154 was as follows:

 Aggregate gross unrealized gain for all investments in
 which there is an excess of value over tax cost              $  7,560,723
 Aggregate gross unrealized loss for all investments in
 which there is an excess of tax cost over value              $(14,953,149)
                                                              ------------
 Net unrealized loss                                          $ (7,392,426)
                                                              ============

(b) At December 31, 2001, the Fund had a net capital loss carryforward of $1,527,766 which will expire in 2006 if not utilized.

      Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2002 were as follows:

                                                            PURCHASES        SALES
                                                           -----------    -----------
Long-term U.S. Government                                  $38,906,026    $41,625,833
Other Long-term Securities                                 $48,531,937    $57,627,323

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     BALANCE SHEET 6/30/02 (UNAUDITED)

  ASSETS:
     Investment in securities, at value (including temporary
  cash investments of $17,226,483) (cost $146,020,442)            $138,697,728
     Cash                                                            2,118,690
     Receivables -
        Investment securities sold                                     445,782
        Fund shares sold                                               346,355
        Dividends, interest and foreign taxes withheld                 489,904
        Variation margin                                                 1,725
     Other                                                                 480
                                                                  ------------
           Total assets                                           $142,100,664
                                                                  ------------
  LIABILITIES:
     Payables -
        Investment securities purchased                           $  2,204,171
        Fund shares repurchased                                        655,408
     Due to affiliates                                                 170,687
     Accrued expenses                                                   98,521
                                                                  ------------
           Total liabilities                                      $  3,128,787
                                                                  ------------
  NET ASSETS:
     Paid-in capital                                              $147,215,706
     Accumulated undistributed net investment income                   108,228
     Accumulated net realized loss on investments and futures
      contracts                                                       (898,380)
     Net unrealized loss on investments                             (7,322,714)
     Net unrealized loss on futures contracts                         (130,963)
                                                                  ------------
           Total net assets                                       $138,971,877
                                                                  ============
  NET ASSET VALUE PER SHARE:
  (Unlimited number of shares authorized)
     Class A (based on $119,102,171/13,714,405 shares)            $       8.68
                                                                  ============
     Class B (based on $14,733,710/1,714,457 shares)              $       8.59
                                                                  ============
     Class C (based on $5,135,996/592,875 shares)                 $       8.66
                                                                  ============
  MAXIMUM OFFERING PRICE:
     Class A                                                      $       9.09
                                                                  ============
     Class C                                                      $       8.75
                                                                  ============

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     STATEMENT OF OPERATIONS (UNAUDITED)
     FOR THE SIX MONTHS ENDED 6/30/02

 INVESTMENT INCOME:
    Dividends (Net of foreign taxes withheld of $53)          $    604,522
    Interest                                                     1,381,490
                                                               -----------
          Total investment income                                                $  1,986,012
                                                                                  -----------
 EXPENSES:
    Management fees                                           $    491,397
    Transfer agent fees
       Class A                                                     177,090
       Class B                                                      32,059
       Class C                                                      15,027
    Distribution fees
       Class A                                                     163,785
       Class B                                                      76,608
       Class C                                                      24,247
    Administrative fees                                             19,029
    Custodian fees                                                  20,615
    Registration fees                                               38,380
    Professional fees                                               30,509
    Printing                                                        34,397
    Fees and expenses of nonaffiliated trustees                      3,867
    Miscellaneous                                                    5,809
                                                               -----------
          Total expenses                                                         $  1,132,819
          Less fees paid indirectly                                                    (3,557)
                                                                                  -----------
          Net expenses                                                           $  1,129,262
                                                                                  -----------
             Net investment income                                               $    856,750
                                                                                  -----------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) from:
       Investments                                            $    927,247
       Futures contracts                                          (246,779)
                                                               -----------
    Net realized gain on investments and futures contracts                       $    680,468
                                                                                  -----------
    Change in net unrealized gain (loss) from:
       Investments                                            $(12,986,052)
       Futures contracts                                           (88,954)
                                                               -----------
    Net unrealized loss on investments and futures
     contracts                                                                   $(13,075,006)
                                                                                  -----------
    Net loss on investments and futures contracts                                 (12,394,538)
                                                                                  -----------
    Net decrease in net assets resulting from operations                         $(11,537,788)
                                                                                 ============

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND

--------------------------------------------------------------------------------
     STATEMENTS OF CHANGES IN NET ASSETS
     FOR THE SIX MONTHS ENDED 6/30/02 AND THE YEAR ENDED 12/31/01

                                                           SIX MONTHS
                                                             ENDED         YEAR ENDED
                                                            6/30/02         12/31/01
 FROM OPERATIONS:                                         (UNAUDITED)
 Net investment income                                    $    856,750    $  3,168,063
 Net realized gain on investments and futures contracts        680,468       4,941,002
 Change in net unrealized gain (loss) on investments and
   futures contracts                                       (13,075,006)    (13,274,546)
                                                          ------------    ------------
       Net decrease in net assets resulting from
          operations                                      $(11,537,788)   $ (5,165,481)
                                                          ------------    ------------
 DISTRIBUTIONS TO SHAREOWNERS:
 Net investment income:
       Class A ($0.06 and $0.20 per share, respectively)  $   (839,774)   $ (3,106,820)
       Class B ($0.02 and $0.13 per share, respectively)       (33,585)       (209,814)
       Class C ($0.02 and $0.09 per share, respectively)       (10,682)        (36,335)
                                                          ------------    ------------
   Total distributions to shareowners                     $   (884,041)   $ (3,352,969)
                                                          ------------    ------------
 FROM FUND SHARE TRANSACTIONS:
 Net proceeds from sale of shares                         $  9,735,668    $ 32,197,464
 Reinvestment of distributions                                 801,285       2,998,350
 Cost of shares repurchased                                (24,498,181)    (44,015,931)
                                                          ------------    ------------
    Net decrease in net assets resulting from fund share
      transactions                                        $(13,961,228)   $ (8,820,117)
                                                          ------------    ------------
    Net decrease in net assets                            $(26,383,057)   $(17,338,567)
 NET ASSETS:
 Beginning of period                                       165,354,934     182,693,501
                                                          ------------    ------------
 End of period (including accumulated undistributed net
   investment income of $108,228 and $135,519,
   respectively)                                          $138,971,877    $165,354,934
                                                          ============    ============

                                   '02 SHARES     '02 AMOUNT    '01 SHARES    '01 AMOUNT
                                   (UNAUDITED)   (UNAUDITED)
 CLASS A
 Shares sold                          564,490    $  5,257,636   1,941,576    $ 18,621,814
 Reinvestment of distributions         84,309         762,023     285,684       2,778,084
 Less shares repurchased           (1,923,311)    (17,935,041)  (3,622,626)   (34,843,159)
                                   ----------    ------------   ----------   ------------
          Net decrease             (1,274,512)   $(11,915,382)  (1,395,366)  $(13,443,261)
                                   ==========    ============   ==========   ============
 CLASS B
 Shares sold                          268,892    $  2,455,534     971,635    $  9,143,947
 Reinvestment of distributions          3,283          29,327      19,364         186,722
 Less shares repurchased             (492,674)     (4,590,244)   (721,539)     (6,914,235)
                                   ----------    ------------   ----------   ------------
          Net increase (decrease)    (220,499)   $ (2,105,383)    269,460    $  2,416,434
                                   ==========    ============   ==========   ============
 CLASS C
 Shares sold                          218,760    $  2,022,498     467,061    $  4,431,703
 Reinvestment of distributions          1,105           9,935       3,458          33,544
 Less shares repurchased             (209,263)     (1,972,896)   (232,992)     (2,258,537)
                                   ----------    ------------   ----------   ------------
          Net increase                 10,602    $     59,537     237,527    $  2,206,710
                                   ==========    ============   ==========   ============

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     FINANCIAL HIGHLIGHTS 6/30/02

                                                   SIX MONTHS
                                                      ENDED        YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                     6/30/02        12/31/01     12/31/00     12/31/99     12/31/98     12/31/97
                        CLASS A                    (UNAUDITED)
       Net asset value, beginning of period         $   9.46        $   9.94     $   9.73     $   9.74     $  10.15     $  10.65
                                                    --------        --------     --------     --------     --------     --------
       Increase (decrease) from investment
         operations:
        Net investment income                       $   0.06        $   0.19     $   0.30     $   0.31     $   0.30     $   0.41
        Net realized and unrealized gain (loss)
          on investments and futures contracts         (0.78)          (0.47)        0.22        (0.01)       (0.18)        1.03
                                                    --------        --------     --------     --------     --------     --------
        Net increase (decrease) from investment
          operations                                $  (0.72)       $  (0.28)    $   0.52     $   0.30     $   0.12     $   1.44
       Distributions to shareowners:
        Net investment income                          (0.06)          (0.20)       (0.31)       (0.31)       (0.30)       (0.40)
        Net realized gain                                  -               -            -            -        (0.23)       (1.54)
                                                    --------        --------     --------     --------     --------     --------
       Net increase (decrease) in net asset value   $  (0.78)       $  (0.48)    $   0.21     $  (0.01)    $  (0.41)    $  (0.50)
                                                    --------        --------     --------     --------     --------     --------
       Net asset value, end of period               $   8.68        $   9.46     $   9.94     $   9.73     $   9.74     $  10.15
                                                    ========        ========     ========     ========     ========     ========
       Total return*                                   (7.64)%         (2.87)%       5.38%        3.15%        1.14%       13.92%
       Ratio of net expenses to average net
         assets+                                        1.37%**         1.31%        1.23%        1.23%        1.17%        1.19%
       Ratio of net investment income to average
         net assets+                                    1.26%**         1.97%        2.96%        3.21%        2.92%        3.55%
       Portfolio turnover rate                           131%**          133%          17%          46%          94%         122%
       Net assets, end of period (in thousands)     $119,102        $141,746     $162,855     $214,866     $257,419     $274,695
       Ratios assuming reduction for fees paid
         indirectly:
        Net expenses                                    1.37%**         1.30%        1.20%        1.21%        1.16%        1.17%
        Net investment income                           1.26%**         1.98%        2.99%        3.23%        2.93%        3.57%

        *  Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
        +  Ratios assuming no reduction for fees paid indirectly.
       **  Annualized.

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     FINANCIAL HIGHLIGHTS 6/30/02

                                                     SIX MONTHS
                                                        ENDED      YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                       6/30/02      12/31/01     12/31/00     12/31/99     12/31/98    YEAR ENDED
                         CLASS B                     (UNAUDITED)                                                        12/31/97
       Net asset value, beginning of period            $  9.36      $  9.85      $  9.64      $  9.65      $ 10.08      $ 10.59
                                                       -------      -------      -------      -------      -------      -------
       Increase (decrease) from investment
         operations:
        Net investment income                          $  0.02      $  0.12      $  0.19      $  0.22      $  0.23      $  0.32
        Net realized and unrealized gain (loss) on
          investments and futures contracts              (0.77)       (0.48)        0.23        (0.01)       (0.21)        1.02
                                                       -------      -------      -------      -------      -------      -------
           Net increase (decrease) from investment
       operations                                      $ (0.75)     $ (0.36)     $  0.42      $  0.21      $  0.02      $  1.34
       Distributions to shareowners:
        Net investment income                            (0.02)       (0.13)       (0.21)       (0.22)       (0.22)       (0.31)
        Net realized gain                                    -            -            -            -        (0.23)       (1.54)
                                                       -------      -------      -------      -------      -------      -------
       Net increase (decrease) in net asset value      $ (0.77)     $ (0.49)     $  0.21      $ (0.01)     $ (0.43)     $ (0.51)
                                                       -------      -------      -------      -------      -------      -------
       Net asset value, end of period                  $  8.59      $  9.36      $  9.85      $  9.64      $  9.65      $ 10.08
                                                       =======      =======      =======      =======      =======      =======
       Total return*                                     (8.02)%      (3.72)%       4.39%        2.24%        0.19%       12.98%
       Ratio of net expenses to average net assets+       2.27%**      2.20%        2.15%        2.14%        2.03%        2.01%
       Ratio of net investment income to average
         net assets+                                      0.36%**      1.04%        2.03%        2.30%        2.09%        2.65%
       Portfolio turnover rate                             131%**       133%          17%          46%          94%         122%
       Net assets, end of period (in thousands)        $14,734      $18,110      $16,413      $19,865      $22,737      $13,789
       Ratios assuming reduction of fees paid
         indirectly:
        Net expenses                                      2.27%**      2.19%        2.13%        2.12%        2.01%        1.99%
        Net investment income                             0.36%**      1.05%        2.05%        2.32%        2.11%        2.67%

        *  Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
        +  Ratios assuming no reduction for fees paid indirectly.
       **  Annualized.

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     FINANCIAL HIGHLIGHTS 6/30/02

                                                     SIX MONTHS
                                                        ENDED      YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                      6/30/2002     12/31/01     12/31/00     12/31/99     12/31/98     12/31/97
                         CLASS C                     (UNAUDITED)
       Net asset value, beginning of period            $ 9.44        $ 9.94       $ 9.73       $ 9.75       $10.17       $10.62
                                                       ------        ------       ------       ------       ------       ------
       Increase (decrease) from investment
         operations:
        Net investment income                          $ 0.01        $ 0.13       $ 0.15       $ 0.21       $ 0.23       $ 0.33
        Net realized and unrealized gain (loss) on
          investments and futures contracts             (0.77)        (0.54)        0.23        (0.02)       (0.20)        1.07
                                                       ------        ------       ------       ------       ------       ------
           Net increase (decrease) from investment operations
                                                       $(0.76)       $(0.41)      $ 0.38       $ 0.19       $ 0.03       $ 1.40
       Distributions to shareowners:
        Net investment income                           (0.02)        (0.09)       (0.17)       (0.21)       (0.22)       (0.31)
        Net realized gain                                  --            --           --           --        (0.23)       (1.54)
                                                       ------        ------       ------       ------       ------       ------
       Net increase (decrease) in net asset value      $(0.78)       $(0.50)      $ 0.21       $(0.02)      $(0.42)      $(0.45)
                                                       ------        ------       ------       ------       ------       ------
       Net asset value, end of period                  $ 8.66        $ 9.44       $ 9.94       $ 9.73       $ 9.75       $10.17
                                                       ======        ======       ======       ======       ======       ======
       Total return*                                    (8.06)%       (4.11)%       3.95%        2.02%        0.27%       13.48%
       Ratio of net expenses to average net assets+      2.46%**       2.44%        2.61%        2.38%        2.12%        2.03%
       Ratio of net investment income to average
         net assets+                                     0.17%**       0.75%        1.56%        2.09%        2.01%        2.68%
       Portfolio turnover rate                            131%**        133%          17%          46%          94%         122%
       Net assets, end of period (in thousands)        $5,136        $5,499       $3,426       $3,734       $3,778       $1,900
       Ratios assuming reduction of fees paid
         indirectly:
          Net expenses                                   2.47%**       2.43%        2.59%        2.35%        2.09%        1.98%
          Net investment income                          0.17%**       0.76%        1.58%        2.12%        2.04%        2.73%

        *  Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
        +  Ratios assuming no reduction for fees paid indirectly.
       **  Annualized.

   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND
     NOTES TO FINANCIAL STATEMENTS 6/30/02 (UNAUDITED)

    1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    Pioneer Balanced Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek capital growth and current income.

    The Fund offers three classes of shares -- Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively.

    The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

    A. SECURITY VALUATION

      Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, debt securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. All discounts/premiums are accreted/amortized for financial reporting purposes (see Note 7). Valuations may be supplemented by dealers and other sources, as required. Equity securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where

     PIONEER BALANCED FUND
     NOTES TO FINANCIAL STATEMENTS 6/30/02 (UNAUDITED) (CONTINUED)

     the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

      Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

    B. FEDERAL INCOME TAXES

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

      The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

    C. FUND SHARES

      The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a majority owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $10,721 in underwriting commissions on the sale of Fund shares during the six months ended June 30, 2002.

    D. CLASS ALLOCATIONS

      Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     PIONEER BALANCED FUND

      Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

    E. FUTURES CONTRACTS

      The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Fund. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Fund is hedging and trading strategies and potentially result in a loss. As of June 30, 2002, open contracts were as follows:

---------------------------------------------------------------
             NUMBER OF
             CONTRACTS    SETTLEMENT    MARKET      UNREALIZED
TYPE        LONG/(SHORT)    MONTH        VALUE      GAIN/(LOSS)
---------------------------------------------------------------
S&P 500     42            Sep-02      $10,396,050   ($73,163)
S&P MIDCAP  17            Sep-02      $ 4,167,550   ($57,800)
---------------------------------------------------------------

    2. MANAGEMENT AGREEMENT

    Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a majority owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion; 0.60% of the next $4 billion; and 0.55% of the excess over $5 billion. PIM has appointed Prudential Securities, Inc. as the Fund's subadviser. As compensation for its subadvisory services, PIM pays Prudential Securities, Inc. a management fee at the annual rate of 0.45% of the Fund's average daily net assets.

    In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insur-

     PIONEER BALANCED FUND
     NOTES TO FINANCIAL STATEMENTS 6/30/02 (UNAUDITED) (CONTINUED)

    ance premiums, are paid by the Fund. At June 30, 2002, $82,501 was payable to PIM related to management fees, administrative fees and certain other services.

    3. TRANSFER AGENT

    PIMSS, a majority owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $44,751 in transfer agent fees payable to PIMSS at June 30, 2002.

    4. DISTRIBUTION PLANS

    The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $43,435 in distribution fees payable to PFD at June 30, 2002.

    In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended June 30, 2002, CDSCs in the amount of $18,832 were paid to PFD.

    5. EXPENSE OFFSETS

    The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended June 30, 2002, the Fund's expenses were reduced by $3,557 under such arrangements.

     PIONEER BALANCED FUND

    6. LINE OF CREDIT FACILITY

    The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the six months ended June 30, 2002, the Fund had no borrowings under this agreement.

    7. CHANGE IN ACCOUNTING POLICY

    As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting/amortizing discount or premium on debt securities. Prior to January 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this change had no impact on total net assets of the Fund, but resulted in a $306,037 reduction in cost of securities and a corresponding $306,037 increase in net unrealized appreciation (depreciation), based on securities held by the Fund on January 1, 2001.

    The effect of this change for the year ended December 31, 2001, was to decrease net investment income by $70,796, decrease unrealized appreciation (depreciation) by $328,597 and increase net realized gains (losses) by $399,393. The statement of changes in net assets and financial highlights have not been restated to reflect this change in presentation.

     PIONEER BALANCED FUND

--------------------------------------------------------------------------------
     TRUSTEES, OFFICERS AND SERVICE PROVIDERS

      TRUSTEES                      OFFICERS
      John F. Cogan, Jr., Chairman  John F. Cogan, Jr., President
      Mary K. Bush                  Daniel T. Geraci, Executive Vice President
      Richard H. Egdahl, M.D.       Vincent Nave, Treasurer
      Daniel T. Geraci              Joseph P. Barri, Secretary
      Margaret B.W. Graham
      Marguerite A. Piret
      Stephen K. West
      John Winthrop

   INVESTMENT ADVISER

   Pioneer Investment Management, Inc.

   CUSTODIAN

   Brown Brothers Harriman & Co.

   PRINCIPAL UNDERWRITER

   Pioneer Funds Distributor, Inc.

   LEGAL COUNSEL

   Hale and Dorr LLP

   SHAREOWNER SERVICES AND TRANSFER AGENT

   Pioneer Investment Management Shareholder Services, Inc.

--------------------------------------------------------------------------------
     THE PIONEER FAMILY OF MUTUAL FUNDS

   For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

GROWTH FUNDS
UNITED STATES
Pioneer Core Equity Fund***
Pioneer Growth Shares
Pioneer Mid Cap Growth Fund+
Pioneer Mid Cap Value Fund
Pioneer Small Company Fund
Pioneer Small Cap Value Fund++

INTERNATIONAL/GLOBAL
Pioneer Emerging Markets Fund
Pioneer Europe Fund
Pioneer Europe Select Fund
Pioneer International Equity Fund**
(formerly Pioneer World Equity Fund)
Pioneer International Value Fund**
(formerly Pioneer International Growth Fund)

SECTOR FUNDS
Pioneer Real Estate Shares
Pioneer Science & Technology Fund

GROWTH AND INCOME FUNDS
Pioneer Fund
Pioneer Balanced Fund
Pioneer Equity Income Fund
Pioneer Value Fund (formerly Pioneer II)

INCOME FUNDS
TAXABLE
Pioneer America Income Trust
Pioneer Bond Fund
Pioneer High Yield Fund
Pioneer Strategic Income Fund

TAX-FREE
Pioneer Tax Free Income Fund

MONEY MARKET FUND

Pioneer Cash Reserves Fund*

     *An investment in the Fund is not insured or guaranteed by the Federal
      Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

    **Name change effective July 30, 2001.

   ***Formerly Pioneer Tax Managed Fund. Name change effective May 1, 2002.

     +Name change effective September 21, 2001.

    ++Name change effective September 6, 2001.

   Note: Pioneer Indo-Asia Fund merged into Pioneer Emerging Markets Fund on
         September 28, 2001. Pioneer Limited Maturity Bond Fund merged into Pioneer Bond Fund on September 28, 2001.

--------------------------------------------------------------------------------
     RETIREMENT PLANS FROM PIONEER

    Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.



    INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)

    TRADITIONAL IRA*

    For anyone under age 70 1/2 earning income. Individuals can contribute up to $3,000 annually. Earnings are tax-deferred, and contributions may be tax-deductible.



    ROTH IRA*

    Available to single individuals earning less than $110,000 in income annually, and married couples with joint income less than $160,000. Contributions of up to $3,000 a year are not tax-deductible, but all earnings are tax-free for qualified withdrawals. Distributions are tax and penalty-free if certain conditions are met.



    EMPLOYER-SPONSORED PLANS



    UNI-K PLAN*

    A 401(k) plan designed specifically for any business that employs only owners and their spouses. Participants can make salary deferral contributions up to $11,000 per year. In addition, each year the business may contribute up to 25% of pay.



    401(k) PLAN*

    Allows employees to make pre-tax contributions through payroll deduction, up to $11,000 per year. Employers' contributions are discretionary. The 401(k) offers companies maximum flexibility.

    Most retirement plan withdrawals must meet specific conditions to avoid penalties.

    * Special Catch-Up Provisions are available to individuals age 50 and older to contribute additional amounts to their retirement accounts. For more information, call our Retirement Plans Information line at 1-800-622-0176.

--------------------------------------------------------------------------------




    SIMPLE IRA PLAN*

    The Savings Incentive Match PLan for Employees (SIMPLE) is designed for employers with 100 or fewer eligible employees. Employees can decide whether to contribute. Employers must contribute.



    403(b) PLAN*

    Also known as a Tax-Sheltered Account (TSA), this plan lets employees of public schools, non-profit hospitals and other tax-exempt organizations make pre-tax contributions through payroll deduction.



    SEP-IRA

    The Simplified Employee Pension (SEP) plan lets self-employed people and small-business owners make tax-deductible contributions of up to 25% of income, while maintaining complete contribution flexibility each year.



    PROFIT SHARING PLAN

    Companies can decide each year whether -- and how much -- to contribute to participants, up to 25% of each participant's pay. Can include vesting schedules that are not available with a SEP-IRA.



    AGE-BASED PROFIT SHARING PLAN

    Employer contributions are flexible, but are based on a formula using age and salary. Each year, a business can contribute up to 25% of the total eligible payroll.



    MONEY PURCHASE PENSION PLAN (MPP)

    Allows employer contributions, up to 25% of pay annually. Companies must contribute a fixed percentage of pay each year.

    DEFINED BENEFIT PENSION PLAN

    Requires a business to contribute enough each year to fund a specific future benefit. Most beneficial to older employees who need to accumulate assets rapidly.

    Most retirement plan withdrawals must meet specific conditions to avoid penalties.

    * Special Catch-Up Provisions are available to individuals age 50 and older to contribute additional amounts to their retirement accounts. For more information, call our Retirement Plans Information line at 1-800-622-0176.

--------------------------------------------------------------------------------
     PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS

     Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.

     FACTFONE(SM)
     Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

     6-MONTH REINSTATEMENT PRIVILEGE (FOR CLASS A AND CLASS B SHARES) Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 6 months from your redemption. You have the choice of investing in any Pioneer fund, provided the account has the exact same registration and meets the Fund's investment minimum requirement. Reinstated accounts may only purchase Class A fund shares.

     INVESTOMATIC PLAN
     An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

     PAYROLL INVESTMENT PROGRAM (PIP)
     Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

--------------------------------------------------------------------------------

     AUTOMATIC EXCHANGE PROGRAM
     A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

     DIRECTED DIVIDENDS
     Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

     DIRECT DEPOSIT
     Lets you move money into your bank account using electronic funds transfer (EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

     SYSTEMATIC WITHDRAWAL PLAN (SWP)
     Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

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                           THIS PAGE FOR YOUR NOTES.

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                           THIS PAGE FOR YOUR NOTES.

    HOW TO CONTACT PIONEER

   We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

   CALL US FOR:

   ACCOUNT INFORMATION, including existing accounts,
   new accounts, prospectuses, applications
   and service forms                                       1-800-225-6292

   FACTFONE(SM) for automated fund yields, prices,
   account information and transactions                    1-800-225-4321

   RETIREMENT PLANS INFORMATION                            1-800-622-0176

   TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)            1-800-225-1997

   WRITE TO US:

   PIMSS, Inc.
   P.O. Box 55014
   Boston, Massachusetts 02205-5014

   OUR TOLL-FREE FAX                                       1-800-225-4240

   OUR INTERNET E-MAIL ADDRESS              ASK.PIONEER@PIONEERINVEST.COM

   (for general questions about Pioneer only)

   VISIT OUR WEBSITE:                                WWW.PIONEERFUNDS.COM

   THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT
   FUND PROSPECTUS.

[PIONEER LOGO]

PIONEER INVESTMENT MANAGEMENT, INC.                                12100-00-0802

60 STATE STREET                                  PIONEER FUNDS DISTRIBUTOR, INC.

BOSTON, MASSACHUSETTS 02109              (C) UNDERWRITER OF PIONEER MUTUAL FUNDS

WWW.PIONEERFUNDS.COM                      RECYCLE LOGO PRINTED ON RECYCLED PAPER